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                                                          EX-10.3
                      ANHEUSER-BUSCH COMPANIES, INC.

     1981 INCENTIVE STOCK OPTION/NON-QUALIFIED STOCK OPTION PLAN

             (As amended December 18, 1985, December 16, 1987,
           December 20, 1988, July 22, 1992, September 22, 1993,
                 December 20, 1995, and November 26, 1997)


Section 1.  Establishment and Purpose.
            -------------------------

    Anheuser-Busch Companies, Inc. hereby establishes a stock option plan to be named the Anheuser-Busch Companies, Inc. 1981 Incentive Stock Option/Non-Qualified Stock Option Plan (the "Plan"), for officers and key employees of the Company and its subsidiaries. The purpose of the Plan is (1) to induce officers and key employees of the Company and its subsidiaries who are in a position to contribute materially to the prosperity thereof to remain with the Company or its subsidiaries, to offer them incentives and rewards in recognition of their contributions to the Company's progress, and to encourage them to continue to promote the best interests of the Company and its subsidiaries, and (2) to aid the Company and its subsidiaries in competing with other enterprises for the services of new officers and key personnel needed to help insure the Company's continued progress.

Section 2.  Definitions.
            -----------
    (a) "Board of Directors" means the Board of Directors of the Company.
    (b) "Code" means the Internal Revenue Code as in effect from time to time.
    (c) "Committee" means the Stock Option Committee provided for in Section 3 hereof.
    (d) "Company" means Anheuser-Busch Companies, Inc., a corporation organized and existing under the laws of the State of Delaware.
    (e) "Fair Market Value", for all purposes hereunder, shall be the mean between the highest and lowest selling prices of the Company's common stock on the New York Stock Exchange Composite Tape on the appropriate valuation date.
    (f) "Incentive Stock Option" means an option to purchase Stock granted pursuant to the Plan which is designated by the Committee as an Incentive Stock Option and which is intended to qualify as an "incentive stock option" under Section 422A of the Code.
    (g) "Non-Qualified Stock Option" means an option to purchase Stock granted pursuant to the Plan which is designated by the Committee as a Non-Qualified Stock Option or an Option which is treated as a Non-Qualified Stock Option under Section 6(b).








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    (h)  "Option" means an Incentive Stock Option or a
Non-Qualified Stock Option.
    (i) "Optionee" means the person to whom an Option is granted.
    (j) "Option Agreement" means an Incentive Stock Option Agreement or a Non-Qualified Stock Option Agreement, as applicable. The terms "Incentive Stock Option Agreement" and "Non-Qualified Stock Option Agreement" have the meanings given them in Section 7.
    (k) "Plan" means the Anheuser-Busch Companies, Inc. 1981 Incentive Stock Option/Non-Qualified Stock Option Plan.
    (l) "Post-Death Representative(s)" means the executor(s) or administrator(s) of the Optionee's estate or the person or persons to whom the Optionee's rights under his or her Option pass by Optionee's will or the laws of descent and distribution.
    (m) "Stock" means authorized and unissued shares of common stock of the Company or reacquired shares of the Company's common stock held in its Treasury.
    (n) "Subsidiary" means a "subsidiary corporation" as defined in Section 425 of the Code.
    (o) "Ten Per Cent Shareholder" means any individual who at the time an Option is granted owns directly or indirectly stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary, taking into account the provisions of Section 425(d) of the Code.
    (p) "Transferee Corporation" means a corporation, or a parent or subsidiary corporation of such corporation, issuing or assuming an Option granted hereunder in a transaction to which
Section 425(a) of the Code applies.
    (q) Generally, terms used herein shall have the meanings which they have under Section 422A of the Code and Regulations thereunder.

Section 3.  Administration.    The Plan shall be administered by
            --------------
a Stock Option Committee consisting of three or more persons who shall be members of the Board of Directors and who shall not be eligible to receive Options under the Plan. The Board of Directors shall appoint the members of the Committee and its Chairman and may fill vacancies thereon, however caused. The Committee shall hold its meetings at such times and places as it may determine. A majority of the members of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the members of the Committee, shall be deemed the acts of the Committee. The Company shall grant Options under the Plan in accordance with determinations made by the Committee pursuant to the provisions of the Plan. The Committee may from time to time adopt (and thereafter may from time to time amend and rescind) such administrative rules and regulations for carrying out the Plan, and the Committee may take such action in the administration of



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the Plan, not inconsistent with the provisions hereof, as it shall deem proper. The interpretation and construction of any provisions of the Plan by the Committee shall, unless otherwise determined by the Board of Directors of the Company, be final and conclusive.

Section 4.  Total Number of Shares of Stock Subject to the Plan.
            ---------------------------------------------------

    The maximum number of shares of Stock which may be issued pursuant to Options granted hereunder (subject to adjustment as provided in Section 12 hereof) shall be 37,800,000 shares. Accordingly, 37,800,000 shares of the authorized but unissued common stock, par value $1.00 per share, of the Company shall be reserved for issuance upon the exercise of Options granted under the Plan. The Company may in its discretion use reacquired shares held in the Treasury in lieu of authorized but unissued shares. If an Option shall terminate for any reason without having been exercised in full, the shares previously subject to such Option shall, unless the period during which Options under the Plan may be granted has expired, again be available for the purposes of the Plan and such terminated Option or any portion thereof shall not be taken into account in computing the total number of shares theretofore optioned.

Section 5.  Eligibility.
            -----------

    The class of employees eligible to receive Options under the Plan shall be officers and key employees of the Company or of any parent or subsidiary thereof (not including directors of the Company or of any parent or subsidiary thereof who are not otherwise officers or employees of the Company or of any parent or subsidiary thereof).

Section 6.  Granting of Options.
            -------------------

    (a) The Committee shall, in its discretion, determine the officers and key employees to be granted Options, the time or times at which Options shall be granted, the number of shares subject to each Option, and whether an Option shall be an Incentive Stock Option or a Non-Qualified Stock Option. In making such determination, the Committee may take into consideration the value of the services rendered by the respective individuals, their present and potential contributions to the success of the Company and any parent or subsidiary, and other factors which the Committee may deem relevant in accomplishing the purpose of the Plan. Options granted under the Plan shall not be affected by any change of duties or position of the Optionee so long as the Optionee continues to be an employee of the Company or of any parent or subsidiary thereof. An individual may be granted more than one Option. Notwithstanding


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any other provisions of the Plan, the aggregate Fair Market Value
(determined as of the time the Option is granted) of the Stock for which any employee may be granted Options in any calendar year (under this Plan and all other plans of his employer corporation and its parent and subsidiary corporations providing for the issuance of "incentive stock options" within the meaning of Section 422A of the Code) shall not exceed $100,000 plus any unused limit carryover to such year permitted by said Section 422A, as in effect immediately prior to the effective date of the amendments to said Section 422A by the Tax Reform Act of 1986.

    (b) To the extent that the aggregate Fair Market Value of Stock with respect to which Incentive Stock Options (determined without regard to this subsection (b)) which are granted after December 31, 1986 are exercisable for the first time by an Optionee during any calendar year (under all plans of the Optionee's employer corporation and its parent and subsidiary corporations) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. For purposes of this subsection (b), Options shall be taken into account in the order in which they are granted and the Fair Market Value of the Stock shall be determined as of the time the Option is granted.

Section 7.  Terms of Options.
            ----------------

    The Committee, in its sole discretion, shall determine on and after what date or dates Options granted hereunder shall be exercisable and whether any particular Option shall become exercisable in one or more installments, specifying the installment dates and the number of shares exercisable on and after each such date, and, within the limits herein provided, shall determine the total period during which such Option is exercisable. The Committee may, in its sole discretion, after an Option is granted, accelerate the date or dates on which such Option is exercisable. Further, regarding Non-Qualified Stock Options, the Committee may include any other provisions which are consistent with the Plan; regarding Incentive Stock Options, the Committee may include any other provisions which are consistent with both the Plan and Section 422A of the Code, or which are necessary to qualify the Option's grant under the provisions of
Section 422A of the Code.

    If while unexercised Options remain outstanding under the Plan (i) any corporation (other than the Company), person or group (within the meaning of Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Act")) makes a tender or exchange offer which, if consummated, would make such corporation, person or group the beneficial owner (within the meaning of Rule 13d-3 under the Act) of more than 50% of the Company's then outstanding Stock and, pursuant to such offer,




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purchases are made ("Offer"); (ii) the shareholders of the
Company approve a definitive agreement to merge or consolidate the Company with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation; or (iii) the Company becomes aware that any person or group (within the meaning of Sections 13(d) and 14(d)(2) of the Act) has become the beneficial owner (within the meaning of Rule 13d-3 under the Act) of more than 50% of the Company's then outstanding Stock, then on the date of the first purchase of Stock pursuant to such Offer, or the date of any such shareholder approval or adoption, or the date on which the Company becomes aware of the acquisition of such percentage of the Company's Stock (any such date being referred to as an "Acceleration Date"), each outstanding option shall be exercisable in full, even though, but for this paragraph, such Option would not yet be exercisable because an installment date has not yet occurred.

    Notwithstanding any other provision of the Plan, each Option granted under the Plan shall be evidenced by a written Incentive Stock Option Agreement or a Non-Qualified Stock Option Agreement, as applicable, in such form, not inconsistent with the Plan, as the Committee shall determine, which shall include the substance of the following terms and conditions:

    (a) Each Incentive Stock Option Agreement shall state that the Option is an "incentive stock option" under Section 422A of the Code, and each Non-Qualified Stock Option Agreement shall state that the Option is a Non-Qualified Stock Option.

    (b) The option price for each share of Stock covered by such Option shall be an amount not less than 100% (or, in the case of an Option granted to a Ten Per Cent Shareholder, not less than 110%) of the Fair Market Value of the Stock on the date the Option is granted.

    (c) The Option by its terms shall not be transferable by the Optionee otherwise than by will or by the laws of descent and distribution and shall be exercisable, during his or her lifetime, only by the Optionee.

    (d) The Option by its terms shall not be exercisable after the expiration of ten years (or, if the Optionee is a Ten Per
Cent Shareholder, five years) from the date such Option is granted.

    (e) The number of shares which are issued pursuant to the exercise of an Option shall be charged against the maximum limitation on shares set forth in Section 4.

    (f) An Option may be exercised only by the Optionee during his or her lifetime, and only by the Optionee's Post-Death
Representatives after his or her death.  Option Agreements may



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contain any provision approved by the Committee, not inconsistent with Sections 7(d), 8, or 9 of the Plan, relating to the period for exercise of Options after termination of employment, death, or disability.

    (g) An Option granted prior to January 1, 1987 by its terms shall not be exercisable by the Optionee while there is outstanding any "incentive stock option" within the meaning of
Section 422A of the Code which was granted before the granting of such Option to the Optionee to purchase stock in the Company or in any corporation which (at the time of the granting of such Option) is a parent or subsidiary of the Company, or is a predecessor corporation of any such corporation. For purposes of this subsection 7(g), an Option shall be treated as outstanding until such Option is exercised in full or expires by reason of lapse of time.

Section 8.  Agreement to Serve.
            ------------------

    Each Optionee shall agree that he or she will remain in the service of the Company or a parent or subsidiary of the Company for at least two years from the date of grant to him or her of an Option, at the pleasure of the Board of Directors and at such compensation as the Board of Directors or any Committee thereof shall reasonably determine from time to time. If any Optionee voluntarily terminates such employment prior to the expiration of said two year period in violation of the foregoing provisions of this Section 8, or if at any time the Optionee is dismissed from such employment for any reason, such Option (and any other Option or Options held by him or her under the Plan) to the extent not theretofore exercised shall forthwith terminate. The Committee may waive, in whole or part and for any reason the Committee deems appropriate, any termination caused by this Section 8 of any Option or group of Options.

Section 9.  Condition to Exercise of Options.
            --------------------------------

    (a) The exercise of any Option under the Plan shall be conditioned on the Optionee at all times during his or her employment with the Company having continuously satisfied his or her duties of loyalty and faithful service to the Company and having refrained from engaging in any undisclosed conflict of interest or from otherwise acting in any manner inimical to or contrary to the best interests of the Company. Any violation of law or of any Company policy or the Business Practices and Ethics Manual of the Company shall be considered conduct inimical to or contrary to the best interests of the Company for the purposes of this Section 9. The exercise of any Option shall be deemed to be the certification by the Optionee that he has satisfied this condition. In addition, the Optionee shall furnish to the Committee on request any other information concerning satisfaction of such condition which the Committee may request.


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    (b)  This Section 9 is intended to establish, as a condition to the realization of economic benefits under the Plan, a standard of conduct consistent with (i) the duties of loyalty and faithful performance of services imposed on an employee by the common law, and (ii) the Company's published standards and policies which the Optionee is bound to observe. This Section 9 shall in no way impair or derogate from the rights or remedies which the Company may have at law or in equity or under any employment contract or agreement with an Optionee to prevent or to recover damages for the disclosure of trade secrets, or to recover any restitution or damages properly owing the Company because of any theft, fraud, embezzlement, or other illegal conduct on the part of an Optionee.

    (c) If the Committee determines that an Optionee has not observed the standard of conduct required by this Section 9, the Committee may require the Optionee to forfeit any right to or in any unexercised Options as of the date such determination is made, and may require repayment of any economic benefit received as a result of the exercise of any Option after the act or acts of misconduct which gave rise to the Committee's determination.

    (d) This Section 9 shall not be interpreted as requiring the Committee to take action in each and every instance of suspected misconduct, and in determining to attempt to enforce the forfeiture and repayment provisions of this Section 9, the Committee may consider, among other things, the possible economic effects, the circumstances surrounding the discontinuance of the Optionee's employment with the Company and the amount of proof which the Company may have of any alleged misconduct. Any decision by the Committee to forego enforcement of this Section 9 in whole or in part in any particular instance shall in no way constitute a waiver of the right to enforce such Section in any other instance.

    (e) During the period of any investigation into whether an Optionee has engaged in conduct prohibited by this Section 9, the Optionee's rights to exercise any Option shall be suspended.

Section 10.  Exercise of Options.
             -------------------

    (a) An Optionee may pay the option price of an Option in cash, Stock (including shares of previously-owned Stock, or Stock issuable in connection with the Option), or other property, to the extent permitted or required by the Option Agreement or the Committee from time to time. The Committee may permit deemed or constructive transfers of shares in lieu of actual transfer and physical delivery of certificates. Except to the extent prohibited by applicable law, the Committee or its delegate may take any necessary or appropriate steps in order to facilitate the payment of any such purchase price. Without limiting the foregoing, the Committee may allow the Optionee to defer payment of the option price, or may cause the Company to loan the option

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price to the Optionee or to guaranty that any shares to be issued will be delivered to a broker or lender in order to allow the Optionee to borrow the purchase price. The Committee may require satisfaction of any rules or conditions in connection with paying the Option price at any particular time, in any particular form, or with the Company's assistance.

    (b) An Optionee shall have none of the rights of a shareholder with respect to shares of Stock subject to his or her Option until shares of Stock are issued to him or her upon the exercise of his or her Option.

    (c) When an Optionee's Employer becomes required to collect Required Withholding Taxes, the Optionee shall promptly pay to the Company or Employer (as required by the Committee) the amount of such Required Withholding Taxes in cash, unless the Option Agreement or the Committee permits or requires payment in another form. In the discretion of the Committee or its delegate and at the Optionee's request, the Committee or its delegate may cause the Company or Employer to pay Withholding Taxes in excess of Required Withholding Taxes on behalf of an Optionee, which shall be reimbursed by the Optionee. The Committee may allow an Optionee to pay or reimburse the Company or Employer with shares of Stock (other than Restricted Stock granted under the Anheuser-Busch Companies, Inc. 1989 Incentive Stock Plan) or other property. The Committee may require the satisfaction of any rules or conditions in connection with any non-cash payment of Withholding Taxes. If an Optionee is a Reporting Person at the time of grant or during an Option's term and is given an election to pay any Withholding Taxes with Stock, the Committee shall have the sole discretion to approve or disapprove such election at any time after the election is made. As used in this subsection:

         (i) "Withholding Taxes" means, in connection with the exercise of an Option, (A) the total amount of Federal and state income taxes which the Employer of the Optionee is required to withhold ("Required Withholding Taxes") plus (B) any other income taxes which the Employer withholds at the request of the Optionee.
         (ii) "Employer" means the Company or Subsidiary which employs the Optionee.
         (iii) "Reporting Person," as of a given date, means an Optionee who would be required to report an ordinary purchase or sale of Stock occurring on such date to the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations thereunder.








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Section 11.  General Provisions.
             ------------------

    (a) The Company shall not be required to issue or deliver any certificates for shares of Stock to an Optionee upon the exercise of his or her Option, prior to

         (i) if requested by the Company, the filing with the Company by the Optionee or the Optionee's Post-Death Representative of a representation in writing that at the time of such exercise it is his or her then present intention to acquire the shares of Stock being purchased for investment and not for resale, and/or the completion of any registration or other qualification of such shares of Stock under any state or Federal laws or rulings or regulations of any government regulatory body, which the Company shall determine to be necessary or advisable, and

         (ii) the listing, or approval for listing upon notice of issuance, of such shares of Stock on the New York Stock Exchange or such other securities exchange as may at the time be the principal market for the Stock, and

         (iii) the obtaining of any other consent, approval or permit from any State or Federal governmental agency which the Committee shall, in its absolute discretion upon the advice of counsel, determine to be necessary or advisable.

    (b) It is intended that the portion of the Plan relating to Incentive Stock Options and all Incentive Stock Options granted hereunder will meet the requirements for "incentive stock options" within the meaning of Section 422A of the Code as said Section may be in effect at the time of grant. The Plan shall in all respects be so interpreted and construed as to be consistent with this intention. Notwithstanding the foregoing, nothing shall prohibit an amendment to an Option Agreement with respect to an Incentive Stock Option which would change its status to a Non-Qualified Stock Option, so long as the Company and the Optionee shall consent to such amendment.

Section 12.  Adjustments and Acquisitions
             ----------------------------

    In the event of (i) any change in the outstanding shares of Stock by reason of any stock split, combination of shares, stock dividend, reorganization, merger, consolidation, or other corporate change having a similar effect, or (ii) any separation of the Company including a spin-off or other distribution of stock or property by the Company, or (iii) any distribution to stockholders generally other than a normal dividend, the Committee shall make such equitable adjustments to the Plan and to outstanding Options as it shall deem appropriate in order to prevent the dilution or enlargement of the economic value of


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outstanding Options.  Any such determination by the Committee shall be conclusive and binding on all concerned.

Section 13.  Duration, Amendment and Termination.
             -----------------------------------

    The Board of Directors may at any time terminate the Plan or make such amendments thereof as it shall deem advisable and in the best interests of the Company, without further action on the part of the shareholders of the Company; provided, however, that no such termination or amendment shall, without the consent of the Optionee, adversely affect or impair the rights of such Optionee, and provided further, that, unless the shareholders of the Company shall have first approved thereof, no amendment of this Plan shall be made whereby (a) the total number of shares of Stock which may be optioned under the Plan to all individuals, or to any of them, shall be increased, except by operation of the adjustment provisions of Section 12 hereof, (b) the authority to administer the Plan by a committee consisting of directors of the Company not eligible to receive Options granted under the Plan shall be withdrawn, (c) the term of the Options shall be extended, (d) the minimum option price shall be decreased, or (e) the class of employees to whom Options may be granted shall be changed.

    The period during which Options may be granted under the Plan shall terminate on December 21, 1991, unless the Plan shall therefore have been terminated as hereinabove provided.

Section 14.  Shareholder Approval.
             --------------------

    No Option granted under the Plan may be exercised in whole or in part until adoption of the Plan is approved by the affirmative vote of a majority of the outstanding shares of the Company entitled to vote at a meeting of the shareholders duly called for the purpose of voting thereon, and unless the Plan is approved by the shareholders within twelve months of its adoption by the Board of Directors.

Section 15.  Date of Granting of Options.
             ---------------------------

    Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or the shareholders of the Company shall constitute the granting of any Option hereunder. The date of grant of an Option pursuant to the Plan shall be the date of grant thereof by the Committee. Within ten business days after the date of grant of the Option, the Company shall notify the Optionee of the grant of the Option, and shall mail to the Optionee an Option Agreement, duly executed by and on behalf of the Company, with the request that the Optionee execute the Option Agreement within thirty days after the date of mailing by the Company. If the Optionee shall fail to execute the Option Agreement within said thirty-day period, his or her Option shall be automatically terminated.


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